PLANT AND EQUIPMENT, NET (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2020 USD ($)	Sep. 30, 2020 CNY (¥)	Sep. 30, 2019 CNY (¥)
Property, Plant and Equipment [Abstract]
Plant and building		¥ 123,011	¥ 143,808
Machinery and equipment		64,734	70,664
Furniture and office equipment		12,363	12,367
Motor vehicles		3,586	3,590
Total		203,694	230,429
Accumulated depreciation		(88,243)	(81,313)
Plant and equipment, net	$ 16,953	¥ 115,451	¥ 149,116